SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 15, 1999

                                   TECHDYNE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                    0-14659                 59-1709103
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

      2330 West 77th Street, Hialeah, Florida              33016
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code (305) 556-9210

Item 5.  Other Events

     On December 15, 1999, the board of directors of the Company authorized the grant of incentive stock options under the Company's 1997 Stock Option Plan for an aggregate of 19,000 shares of its common stock to seven of its employees, which options are exercisable into common stock of the Company at an exercise price of $4.00 per share through December 14, 2002.

     The 1997 Stock Option Plan reserves an aggregate of 500,000 shares for option grants. Additional non-qualified and incentive stock options to purchase an aggregate of 443,000 shares of common stock at exercise prices ranging from $3.25 to $4.00 have been granted under the 1997 Plan. To date, no 1997 stock options have been exercised.

     The closing price of the Company's common stock on the date of the grant was $2.25.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired

          Not Applicable

     (b)  Pro forma financial information

          Not Applicable

     (c)  Exhibits

          None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHDYNE, INC.

                                          /s/ Thomas K. Langbein

                                       By -----------------------------------
                                          THOMAS K. LANGBEIN, Chairman
                                          of the Board and Chief Executive
                                          Officer

Dated:  December 23, 1999